CDC NVEST STAR VALUE FUND

 SUPPLEMENT DATED SEPTEMBER 16, 2002 TO CDC NVEST STAR FUNDS CLASS Y PROSPECTUS,
        CDC NVEST STAR FUNDS STATEMENT OF ADDITIONAL INFORMATION ("SAI")
            AND CDC NVEST FUNDS SAI PART II, EACH DATED MAY 1, 2002,
                  EACH AS MAY BE SUPPLEMENTED FROM TIME TO TIME


On August 23, 2002, the Board of Trustees of CDC Nvest Funds Trust I approved a plan to convert all Class Y shares of the CDC Nvest Star Value Fund (the "Fund") into Class A shares of the Fund. This conversion is scheduled to occur on or around December 6, 2002.

Effective December 5, 2002, CDC IXIS Asset Management Distributors, L.P., the distributor for the Fund, will stop accepting new investments or additional investments from current shareholders in Class Y shares of the Fund. Additional investments for Class Y shares from shareholders received after December 4, 2002 for Class Y shares will be invested in Class A shares of the Fund.

Unless a shareholder elects his or her option to exchange into another CDC Nvest Fund or redeem his or her shares, a shareholder's Class Y shares in the Fund will automatically convert to Class A shares. However, a shareholder who chooses to redeem or exchange his or her shares will most likely recognize taxable gain or loss on the redemption or exchange. See the section entitled "Taxes" in the prospectus for details. It is expected that shareholders will not recognize gain or loss for tax purposes and that the aggregate tax basis in their new Class A shares will be the same as the aggregate tax basis in their Class Y shares. Class Y shareholders will not pay sales charges upon the conversion, although Class A shares are subject to higher ongoing fees than Class Y shares, as described in the applicable Classes A, B and C Prospectus.

                                                                      SP172-0902